SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                ______________________________

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

             ____________________________________



Date of report (Date of earliest event reported):
November 18, 1998


                       AID AUTO STORES, INC.
      (Exact Name of Registrant as Specified in Charter)



       Delaware                                 1-13710
                    11-2254654
(State or Other Juris-                 (Commission File
No.)              (IRS Employer
diction of Incorporation)
                 Identification No.)


275 Grand Boulevard, Westbury, New York
                          11590
(Address of Principal Executive Offices)
               (Zip Code)


Registrant's telephone number, including area code:
(516) 338-7889


                                       N/A

       (Former Name or Former Address, if Changed Since
Last Report)
ITEM 5.        Other Events.


       On November 20, 1998, Aid Auto Stores, Inc. (the
"Company") announced that its ongoing investigation of its prior financial statements had revealed overstatements to its financial position as of December 31, 1997 in addition to the previously announced overstatement by possibly more than $4.9 million of inventory. It was also announced that the Company's auditors, Grant Thornton
LLP, had withdrawn their audit report dated April 15, 1998 with respect to the Company's consolidated balance sheets as of December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995. The letter of Grant Thornton LLP, dated
November 18, 1998, is attached hereto as Exhibit A and incorporated herein by reference.

       In addition, it was announced that the Company had voluntarily disclosed the investigation into its financial statements to the United States Attorneys Office which in turn contacted the Securities and Exchange
Commission.

       Such announcements are set forth in a press release, dated November 20, 1998, a copy of which is attached hereto as Exhibit B and incorporated herein by reference.



ITEM 7.        Financial Statements, Pro Forma
               Financial Information and Exhibits

       A.      Letter, dated November 18, 1998, of Grant
Thornton LLP.

       B.      Press Release, dated November 20, 1998.

                          Signatures:

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




AID AUTO STORES, INC.



By:   /s/ Philip L. Stephen
    Name:  Philip L. Stephen
    Title:   Chairman, Chief Executive
    Officer and President



Date:  November 23, 1998

EXHIBIT A

[Letterhead of Grant Thornton LLP]

November 18, 1998

The Board of Directors
Aid Auto Stores, Inc.
275 Grand Boulevard
Westbury, NY  11590-0281

Gentlemen:

We have audited the consolidated balance sheets of Aid
Auto Stores, Inc. (Aid Auto) and Subsidiaries as of
December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995 (1997 Aid Auto Financial Statements). We issued our report on the 1997 Aid Auto Financial Statements dated April 15, 1998 (1997 Auditors' Report).

On November 9, 1998, Aid Auto announced preliminary results of an ongoing investigation of its prior financial statements declaring that "...inventory was overstated by possibly more than $4.9 million from the $12.6 million reflected on its [1997] year end financial statement as a result of potential irregularities." In addition, Aid Auto reported that "[t]he investigation has also revealed that other asset categories were likely overstated in as yet undetermined amounts."

We have not been privy to the factual basis for Aid
Auto's conclusion that inventory and other assets were overstated. Nevertheless, in light of Aid Auto's announcement, we cannot continue to be associated with 1997 Aid Auto Financial Statements and, accordingly,
Grant Thornton LLP hereby advises you that we are withdrawing our 1997 Auditors' Report and that our report can no longer be relied upon.

We request that you advise those persons who have received a copy of Grant Thornton LLP's 1997 Auditors'
Report and who you believe are relying on, or who are likely to rely on, the Aid Auto 1997 Financial Statements and accompanying 1997 Auditors' Report of our notification to you that the 1997 Auditors' Report should no longer be relied upon. Further, we request that you determine, together with your legal counsel, the necessary disclosure(s) to be made to the Securities and Exchange
Commission and any other regulatory body having jurisdiction over Aid Auto. Finally, we would expect to be simultaneously supplied with copies of any notifications that you make pursuant to the requests set forth in this paragraph.

Very truly yours,

/s/ Grant Thornton LLP

GRANT THORNTON LLP
                           EXHIBIT B


FROM:                  AID AUTO STORES, INC.
                       275 Grand Boulevard
                       P.O. Box 281
                       Westbury, NY 11590

AID AUTO STORES, INC. ANNOUNCES
CONTINUING
INVESTIGATION REVEALS ADDITIONAL
OVERSTATEMENTS
OF ITS FINANCIAL POSITION; AUDITOR
WITHDRAWS
PRIOR REPORT; U.S. ATTORNEY IS
CONTACTED BY COMPANY

       WESTBURY, NEW YORK, NOVEMBER 20,
1998  AID AUTO STORES, INC. (OTC BULLETIN
BOARD Symbols AIDA, AIDAW) announced today that
its ongoing investigation of its prior financial statements has revealed overstatements to its financial position as of December 31, 1997 in addition to the previously announced overstatement by possibly more than $4.9 million of inventory. In this respect, the continuing investigation has determined that fixed assets were overstated, and accounts payable were understated, in the aggregate by over
$2,200,000 as of December 31, 1997, as a result of
potential accounting irregularities. The overstatements of financial position were carried forth into the reported amounts at March 31, 1998 and June 30, 1998. Based upon a recently completed physical inventory, it appears
that further inventory overstatements were made during
1998.   Kahn Consulting, Inc., a consulting firm retained
by the Company to conduct the investigation, is continuing to investigate the Company's financials, including with respect to potential additional inaccuracies and the causes of the inaccuracies.
       In addition, the Company announced that its auditors, Grant Thornton LLP, withdrew their audit report dated April 15, 1998 with respect to the Company's consolidated balance sheets as of December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995.
       The Company also announced that it voluntarily disclosed the above-discussed investigation to the United States Attorneys Office which has in turn contacted the Securities and Exchange Commission.
       As previously reported, Aid Auto received a notice of default under its secured loan agreement with Foothill Capital Corp. Foothill is currently owed approximately
$7.9 million under its loan agreement. Foothill has agreed to a forbearance through the end of business on the date of this release of any action under the credit facility in order to give Aid Auto the opportunity to arrange for an infusion of working capital or the sale of the Company or its assets. The Company is currently engaged in discussions with several parties as to a possible transaction. Foothill has orally indicated to the Company that the Company may continue such discussions and that it may grant an extension with respect to its forbearance. Unless such extension is actually granted by Foothill, or if such efforts to consummate a transaction are not successful in the near future, Aid Auto may be required under the forbearance agreement to take action to liquidate its assets, including, possibly, a filing under the Bankruptcy Code. The forbearance agreement with Foothill also provides that Kahn Consulting, Inc. is appointed to act as the Company's Chief Restructuring Officer and irrevocably authorizes and directs Kahn to assume management responsibilities.
       Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical factors contained in this press release are forward looking statements that involve risks and uncertainties, including, but not limited to, risks associated with the Company's current financial situation, including the forbearance of Foothill and other creditors, the ability of the Company to obtain new capital or a buyer of the Company or its assets and other risks detailed in the Company's Securities and Exchange Commission filings.